Posting Supplement No. 157 dated March 18, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 370241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370241	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370241. Member loan 370241 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	15.31%
Length of employment:	25 years	Location:	New York, NY

Home town:	Orange
Current & past employers:	Self Employed
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

consolidate bills.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,078.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 374566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374566	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374566. Member loan 374566 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Beef O bradys	Debt-to-income ratio:	11.26%
Length of employment:	1 year 2 months	Location:	Miami, FL

Home town:	Tampa
Current & past employers:	Beef O bradys, Beef O Bradys
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

Just finished building and open a few months ago a Family Sports Pub in Miami .This Resturant was built with cash at a cost of $600,000 with no loans I am currently doing about $60.000 a month and doing well .looking to pay off construction and start monies with this loan . Thanks for your time in looking this over .Marleny

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,395.00	Public Records On File:	1
Revolving Line Utilization:	57.80%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 374720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374720	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374720. Member loan 374720 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,059 / month
Current employer:	UMass	Debt-to-income ratio:	11.79%
Length of employment:	3 years 7 months	Location:	West Boylston, MA

Home town:	Spokane
Current & past employers:	UMass, The Scripps Research Institute, La Jolla, CA, Yale University
Education:	University of New Hampshire, B.S., Yale University, Ph.D.

This borrower member posted the following loan description, which has not been verified:

I am requesting the loan to help purchase a pair of vintage motorcycles.

A credit bureau reported the following information about this borrower member on January 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,254.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 377127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377127	$8,125	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377127. Member loan 377127 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	TULAROSA, NM

Home town:	winona
Current & past employers:	retired, wild bills auto wrecking
Education:

This borrower member posted the following loan description, which has not been verified:

I have found a lovely woman in africa and want her here

A credit bureau reported the following information about this borrower member on February 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	16
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 378554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378554	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378554. Member loan 378554 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Fairfax County Government	Debt-to-income ratio:	14.87%
Length of employment:	7 years 4 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Fairfax County Government, Fairfax County Fire & Rescue
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,466.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 379679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379679	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379679. Member loan 379679 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	quaker oats	Debt-to-income ratio:	3.00%
Length of employment:	6 years	Location:	COLUMBIA, MO

Home town:	taiwan
Current & past employers:	quaker oats
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

to consolidate my debt into one easy payment

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,063.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380058	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380058. Member loan 380058 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Pape and Sons Construction	Debt-to-income ratio:	16.87%
Length of employment:	3 years	Location:	Allyn, WA

Home town:	Johnstown
Current & past employers:	Pape and Sons Construction, Pape and Sons
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The business will be done under the name of For Fit. The owners of the business will be Bradley and Esther Appleman. Esther M Appleman is currently a certified personal trainer. Bradley is currently studying to receive his Bachelors in business management. The business will consist of 24 hour access to a gym. The gym will currently consist solely on the use of the gym and will offer Yoga and Pilates in the near future. Esther is registered to become a certified Yoga instructor mid-2009. According to City-Data.com (2009) the population of Belfair is over 6 thousand residents. Grapeview/Allyn also has a population of more than 2 thousand residents. The location, which is along highway 3 across from the Safeway store and next to the Kitsap bank, is the main thoroughfare to Bremerton for north-Mason Residents. The current facility has 72 individuals on a monthly payment plan to use the services. The only facility in the area is the one in place and has not allowed new members in several months. We will use advertising on the building, which is highly visible from the main thoroughfare of highway 3. The organization will also be referred clients from the sole local Physical therapy in Belfair, Belfair Physical therapy. Once the completion of the physical therapy is complete, Belfair Physical Therapy will recommend a membership at the establishment. We will also receive referrals from Abel Wellness, which is also located in the building to be used. The monthly price will be approximately $30 a month for the gym and $50 a month for access to the yoga and Pilates along with the gym. The current expected fixed cost is $5100 a month and will need approximately 170 members to break even. There are currently 72 members, therefore, only 100 more are needed to break even. Our Plan is for either Esther or Bradley to occupy the business during business hours and use an access control system for the after business hours. We will be purchasing much of the equipment from the current establishment. The additional equipment will depend on the number of members and will be increased as needed.

A credit bureau reported the following information about this borrower member on February 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,304.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 381198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381198	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381198. Member loan 381198 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	HOLON ENGINEERING	Debt-to-income ratio:	11.77%
Length of employment:	13 years 3 months	Location:	LUCEDALE, MS

Home town:	Lucedale
Current & past employers:	HOLON ENGINEERING, Lyle Stover Engineering
Education:	southeast College of Technology, University of South Alabama

This borrower member posted the following loan description, which has not been verified:

Payoff existing citifinancial loan of 5200 and replace existing wood siding with vinyl siding and replace existing dirt driveway with concrete drive.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	28
Revolving Credit Balance:	$220.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381427	$23,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381427. Member loan 381427 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,083 / month
Current employer:	James Ambler Construction	Debt-to-income ratio:	0.46%
Length of employment:	30 years	Location:	Bensalem, PA

Home town:
Current & past employers:	James Ambler Construction
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to obtain funds for home landscaping.

A credit bureau reported the following information about this borrower member on February 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,075.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 381760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381760	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381760. Member loan 381760 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,584 / month
Current employer:	Alief Independent School District	Debt-to-income ratio:	20.40%
Length of employment:	20 years	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Alief Independent School District
Education:	University of Houston-Downtown

This borrower member posted the following loan description, which has not been verified:

I will use this loan to payoff my debt.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,085.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381990	$6,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381990. Member loan 381990 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	R and D Circuits	Debt-to-income ratio:	4.80%
Length of employment:	2 years	Location:	Newark, NJ

Home town:	Latacunga
Current & past employers:	R and D Circuits, Panera Bread
Education:	ESPE

This borrower member posted the following loan description, which has not been verified:

For Pay debt and take the rest for my vacations

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,030.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 382075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382075	$5,800	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382075. Member loan 382075 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	MTST	Debt-to-income ratio:	7.68%
Length of employment:	4 months	Location:	SAN ANTONIO, TX

Home town:	San Antonio
Current & past employers:	MTST, WSLLC Iraq, Lorenzos Italian Restaurant
Education:	Stephen F Austin State University

This borrower member posted the following loan description, which has not been verified:

I'm 30yo and have no history of long term loans to purchase a vehicle.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	22
Revolving Credit Balance:	$6,443.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 382076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382076	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382076. Member loan 382076 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Primary Payroll Services	Debt-to-income ratio:	5.64%
Length of employment:	5 years 2 months	Location:	TORRANCE, CA

Home town:	Torrance
Current & past employers:	Primary Payroll Services, Payroll 1, Swissport Carrgo
Education:	El Camino College Torrance

This borrower member posted the following loan description, which has not been verified:

Vacation

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,400.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 382245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382245	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382245. Member loan 382245 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,458 / month
Current employer:	BASF Chemical Company	Debt-to-income ratio:	18.83%
Length of employment:	2 years	Location:	baton rouge, LA

Home town:
Current & past employers:	BASF Chemical Company
Education:

This borrower member posted the following loan description, which has not been verified:

race track only motorcycle. Not street Legal

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,575.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382322	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382322. Member loan 382322 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	GE Transportation	Debt-to-income ratio:	24.07%
Length of employment:	7 months	Location:	ERIE, PA

Home town:	cambridge springs
Current & past employers:	GE Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

plan on buying a car that i want to fix it up and restore it

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,305.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382368	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382368. Member loan 382368 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,413 / month
Current employer:	Denver Health	Debt-to-income ratio:	6.76%
Length of employment:	n/a	Location:	Denver, CO

Home town:	Denver
Current & past employers:	Denver Health, Clinica Campesina
Education:	University of Colorado at Denver and Health Sciences Center, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

Loan is for vacation in May and home improvements including painting.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,463.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382380

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382380	$18,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382380. Member loan 382380 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,117 / month
Current employer:	Avian Realty	Debt-to-income ratio:	10.91%
Length of employment:	2 years 8 months	Location:	Palatine, IL

Home town:	Sofia
Current & past employers:	Avian Realty
Education:	New Bulgarian University

This borrower member posted the following loan description, which has not been verified:

I received some news from my daughter last week that she is getting married..We've had a fight and i told her that I'm against it and I'm not going to help her. After reconsideration on my side i decided that is about time that i start respecting her decisions and that i actually am going to help. I love her so much. She is my only child. The groom is going to take care of almost all expenses, but as a bride's mother i have expenses too. That is the reason for the loan.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382400	$5,750	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382400. Member loan 382400 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,333 / month
Current employer:	fantastic sams	Debt-to-income ratio:	12.60%
Length of employment:	1 year 5 months	Location:	San jose, CA

Home town:	Maylasia
Current & past employers:	fantastic sams, Faderz Salon, Imagine Salon
Education:	San Jose City College, Evergreen Valley College, De Anza College, Monterey Hair Academy

This borrower member posted the following loan description, which has not been verified:

The reason for this loan is for me to pay off my credit cards with the higher interest rate. I would like to have one simple payment per month with a lower annual interest rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,560.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382413	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382413. Member loan 382413 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	CISCO Chemicals	Debt-to-income ratio:	14.75%
Length of employment:	2 months	Location:	Lilburn, GA

Home town:	Lilburn
Current & past employers:	CISCO Chemicals, Joe Tools
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Trading in current motorcycle, sport bike, for this new motorcycle loan, cruiser. I have never missed a payment on any of my loans.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,184.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382421	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382421. Member loan 382421 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Wilkes Barre Twp Police	Debt-to-income ratio:	13.73%
Length of employment:	12 years	Location:	Wilkes Barre, PA

Home town:	Berwick
Current & past employers:	Wilkes Barre Twp Police, Sears Holdings Corporation
Education:	Lackawanna College

This borrower member posted the following loan description, which has not been verified:

Request above amount to consolidate 5 debts into 1 then canceling accounts with this creditors.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,101.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382465	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382465. Member loan 382465 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	High Point Group	Debt-to-income ratio:	3.18%
Length of employment:	8 years	Location:	Hopewell JCT, NY

Home town:	Detroit
Current & past employers:	High Point Group, Rlanneo Furniture INC
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am in the retail liquidation-consolidation business, and business has never been better. I am looking for a loan totaling $20000.00 to add to my current investment of $32000.00 this loan will be coupled with the current funds to purchase a large allotment of new high end furnishings including electronics. There is a tremendous amount of great stock available on the high end market for brokers such as myself. I am able to buy an average unit for between 18 to 24 cents on the dollar, and resell at a minimum of 85 cents and a max of 98 cents on the dollar. This allows for a very comfortable profit to be made in a very short period of time, average unit sale takes 2 months. I have been in the consolidation business for 8 years and have never seen a market like this, and don?t believe I ever will again so time is of the essence. I am very excited to be using this lending forum for the first time, and look forward to investing some of my profits from my next deal and helping more Lending Club members such as myself.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,222.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382466	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382466. Member loan 382466 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	COMBINED COMPUTER RESOURCES	Debt-to-income ratio:	13.14%
Length of employment:	2 years	Location:	BRICK, NJ

Home town:	New Brunswick
Current & past employers:	COMBINED COMPUTER RESOURCES, MICHAEL PAGE INTERNATIONAL
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidations and auto

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,897.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382535	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382535. Member loan 382535 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	n/a	Debt-to-income ratio:	24.70%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Need loan for repairing damages to condo as well as refinancing credit card at a better rate.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,383.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382545	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382545. Member loan 382545 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,875 / month
Current employer:	n/a	Debt-to-income ratio:	21.70%
Length of employment:	n/a	Location:	irwin, PA

Home town:
Current & past employers:
Education:	Penn State

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debts into one conveninet low payment.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,354.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382609	$6,700	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382609. Member loan 382609 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Citysearch	Debt-to-income ratio:	14.21%
Length of employment:	2 years	Location:	Miami Beach, FL

Home town:	New York
Current & past employers:	Citysearch, www.citysearch.com
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 4 of my credit cards to have a better and lower monthly rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$53,683.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382651	$9,325	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382651. Member loan 382651 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Arctic Transportation Services	Debt-to-income ratio:	18.58%
Length of employment:	8 years 5 months	Location:	nome, AK

Home town:	Stephenville
Current & past employers:	Arctic Transportation Services, Bering Air
Education:	Texas Aero Tech

This borrower member posted the following loan description, which has not been verified:

I have started a aircraft paint shop and aircraft maintenance shop. I have capital to work but need money to purchase more equipment. I need a EPA certified paint booth to paint small parts and flight control surfaces. It`s cost is $11,000.00 and doubles as a powder coating booth. I also need a steam pressure washer and waist water vacuum system. It`s cost is $6000.00. The balance would be used for technical manuals which are very expinsive. Iv`e been in the aviation field since 1985. I hold A&P and IA certificates which allow me to do all aspects of maintenance, inspection and modification. My painter has 23 years experiance and does a first rate job. I have nearly all the tools and equipment I need. The addition of this equipment would cut my labor cost and provide a more quality finished product which will bring more business to my door.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,614.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382672	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382672. Member loan 382672 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	scholastic uniforms	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	scholastic uniforms, independence community bank
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

credit card debt

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,729.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 382687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382687	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382687. Member loan 382687 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	St. Lucie County School Board	Debt-to-income ratio:	23.77%
Length of employment:	1 year 2 months	Location:	Port St Lucie, FL

Home town:	Peekskill
Current & past employers:	St. Lucie County School Board, St. Lucie County School Board
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I am currently seeking to consolidate my credit card debt into one monthly payment, at a lower interest rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,581.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382696	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382696. Member loan 382696 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	USDA Farm Service Agency	Debt-to-income ratio:	21.69%
Length of employment:	14 years	Location:	McIntosh, SD

Home town:	Hettinger
Current & past employers:	USDA Farm Service Agency, Self Meat Goat Rancher
Education:	Western Dakota Vo Tec, Eastern Wyoming College, South Dakota State University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card loans that i am paying high interest rates.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$17,742.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382739	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382739. Member loan 382739 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Alacriti, Inc	Debt-to-income ratio:	11.44%
Length of employment:	1 year 5 months	Location:	North Brunswick, NJ

Home town:
Current & past employers:	Alacriti, Inc, Loehmann's
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Will be used to pay off high interest credit cards. I'm a college graduate who has been working at an IT company for over a year. I went into the work force as soon as I graduated because I wanted to get a jump start on my career. I'm currently a part time worker but have been offered a full time position with the company and will be a full time employee starting in May =) I love my job and career path I have chosen. Everything is going smoothly, except for the debt aspect. As a student I managed to accrue some debt. I had classes, books, et... to pay for and the credit cards were my means of funding. Unfortunately, the interest rates have skyrocketed and I just can't seem to be able to pay it down. I always pay more than the minimum required but it does not seem to make a dent. One credit card has a large balance and a very high interest rate and more than 1/2 of the monthly payment is wiped out by the interest rate fee. Please help me stop this vicious cycle. I am a responsible individual with good credit history, always pay on time and a stable job. My income will increase starting in May and even now there is no problems with me making the required monthly payments at all. I just need some help in getting myself on my feet and charging into a brighter future. Please consider me for this loan and I will be extremely grateful. Thank you.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,389.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382802	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382802. Member loan 382802 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Fairfield Residential	Debt-to-income ratio:	16.45%
Length of employment:	9 months	Location:	ABINGTON, MA

Home town:	Whitman
Current & past employers:	Fairfield Residential
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I want to pay off all credit cards in one monthly payment. I think it is more beneficial for accounting purposes. I also want to see that the debt is going to be paid off within a specified term.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,614.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382825	$10,500	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382825. Member loan 382825 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	ING	Debt-to-income ratio:	9.97%
Length of employment:	5 years 8 months	Location:	Spotswood, NJ

Home town:	Spotswood
Current & past employers:	ING, Citistreet
Education:	Middlesex County College

This borrower member posted the following loan description, which has not been verified:

With this loan I am going to pay my credit card debt and car. I would love to consolidate what I owe and make one monthly payment to the Lending Club. This will free up alot of funds to make a major home purchase within the next 3 years. Thank You Daniel Groza

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,039.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382830	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382830. Member loan 382830 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,500 / month
Current employer:	Kauai scuba center	Debt-to-income ratio:	9.69%
Length of employment:	1 year 3 months	Location:	Brownsville, OR

Home town:	Salt Lake City
Current & past employers:	Kauai scuba center, Phillip products
Education:	Trade College

This borrower member posted the following loan description, which has not been verified:

We are a Scuba Diving Company. In July of 2008 we aquired two other scuba diving company's. We would like to purchase new diving equipment. The equipment has a 2-3 year average life span. We would also like to have some extra capitol to further expand our adventure.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,533.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382835	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382835. Member loan 382835 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	PALM BEACH GARDENS MED CTR	Debt-to-income ratio:	4.73%
Length of employment:	13 years 9 months	Location:	TEQUESTA, FL

Home town:	BIRKENHEAD
Current & past employers:	PALM BEACH GARDENS MED CTR
Education:	I.M. MARSH TEACHER TRAINING COLLEGE. NORTH STAFFORDSHIRE ROYAL INFIRMARY.

This borrower member posted the following loan description, which has not been verified:

i have found a great deal on a 2002 ford mustang for $6200. i need help to buy the car. i have put $500 to hold the car until i can get a loan. many thanks.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	46
Revolving Credit Balance:	$40,479.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382865	$7,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382865. Member loan 382865 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,662 / month
Current employer:	Nerve Contracting	Debt-to-income ratio:	22.13%
Length of employment:	14 years	Location:	New York, NY

Home town:	Mount Sinai
Current & past employers:	Nerve Contracting, Anasagasti JR
Education:

This borrower member posted the following loan description, which has not been verified:

paid off credit cards

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	68
Revolving Credit Balance:	$7,458.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382884	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382884. Member loan 382884 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.35%
Length of employment:	4 years 7 months	Location:	El Mirage, AZ

Home town:	Phoenix
Current & past employers:	Self Employed, Temple-Inland
Education:

This borrower member posted the following loan description, which has not been verified:

We have recently started a rental business of ATV/Rhrino/Jetski: R&R Romers Rentals. We started the business in November 2008. We would like to expand the business by purchasing Jetskis as the hot season is almost upon us. We are also turning down requests for the Jetskis already. Our website is: RomersRentals.com.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,285.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382898	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382898. Member loan 382898 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,667 / month
Current employer:	Jade Holdings	Debt-to-income ratio:	14.66%
Length of employment:	8 years	Location:	Boca Raton, FL

Home town:	Patchogue
Current & past employers:	Jade Holdings, M.S. Farrell
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Need for upcoming surgery

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$281,393.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382919	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382919. Member loan 382919 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Office Team	Debt-to-income ratio:	7.95%
Length of employment:	1 year	Location:	Torrance, CA

Home town:	Torrance
Current & past employers:	Office Team, Mattel Inc.
Education:	California State University Long Beach

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay off my credit card debt because they have raised the apr "due to the economy" to a high rate.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,816.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382975	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382975. Member loan 382975 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$17,000 / month
Current employer:	Model N Inc	Debt-to-income ratio:	9.14%
Length of employment:	2 months	Location:	Princeton, NJ

Home town:
Current & past employers:	Model N Inc
Education:	Rutgers University at New Brunswick/Piscataway, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

My wife and I currently have a personal loan paying an interest rate of 15%. We owe 22k on this loan. Our intention is to put in 10k of our own money and borrow 12k to refinance the debt and pay it off over the course off over the course of 3 years. I am employed as a management consultant (working for a firm with a large backlog of work in additional to a very healthy pipeline) and my wife is a optometrist working for a very busy office. Both of us are very well educated (I am an MBA and my wife has a doctoral degree).

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,814.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383004	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383004. Member loan 383004 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	PEC Corp.	Debt-to-income ratio:	19.51%
Length of employment:	1 year	Location:	Pueblo West, CO

Home town:	Gunnison
Current & past employers:	PEC Corp., United Parcel Service
Education:	Mesa State College, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

I have three credit cards that are costing my $700 a month in fees and a car loan that is costing $409 a month. I would like to close two credit card accounts and payoff car and reduce my monthly payments.

A credit bureau reported the following information about this borrower member on January 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,936.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383013	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383013. Member loan 383013 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	LENS	Debt-to-income ratio:	22.71%
Length of employment:	5 months	Location:	New York, NY

Home town:	Eau Claire
Current & past employers:	LENS, Aspen Institute, Open Society Institute, University of Virginia
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

My husband is 14 months away from completing a medical residency program at a hospital in New York City. We have 2 small children, and I work part-time from home. We took out loans and used low interest credit cards to help us get through medical school and the first 4 years of residency. We are now beginning to pay the cards off, slowly and miraculously. We never thought we'd see the day. The balances are, admittedly, high, but we're now getting hit with skyrocketing interest rates (18% and higher) and changes to the agreements on a daily basis. We would like to find ways of transferring the debt to lower interest accounts/loans and continue to pay down our debt, so we might qualify for a mortgage after he works as an attending physician for a few years. He is currently working at a city hospital and hopes to stay there when his residency is complete. There is very little assistance out there for residents and their families. When a resident's parents (or spouse) are unable to support fully this expensive journey through medical education, and with residents low salaries and long hours, we are looking for some help to get through the last part of a very long haul.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,267.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383107	$6,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383107. Member loan 383107 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Jani King	Debt-to-income ratio:	6.60%
Length of employment:	2 years 9 months	Location:	Lincoln Park, MI

Home town:	Michigan
Current & past employers:	Jani King
Education:	Nursing Degree

This borrower member posted the following loan description, which has not been verified:

Currently i have a personal loan at 29%. I've been making payments on time for over 15 months. I also want to pay off high interest credit cards. By getting a lower interest rate I will be able to pay off my debt faster, save money, and also improve my credit history. Please contact me for more information. Thank you

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,433.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383164	$9,925	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383164. Member loan 383164 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Beauty Mart Supplies	Debt-to-income ratio:	24.52%
Length of employment:	9 years 6 months	Location:	Snellville, GA

Home town:	Seoul
Current & past employers:	Beauty Mart Supplies
Education:	Korea University

This borrower member posted the following loan description, which has not been verified:

We have been in buisness since 1999 and since shown steady sales even during slow times. Current economic conditions gave us the opportunity to expand to a larger location within the same mall for 1/6 of the current square footage rate. This means we are able to accomodate more clients and their needs. In total, we are looking to expand our buisness size by 10 fold this summer. We forecast that we can repay the loan in less than 12 months. The funds will be used to purchase additional inventory for sale and leverage a stronger purchasing power for deep discounts from our suppliers.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,689.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383183	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383183. Member loan 383183 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed ebay loan request is to start a business	Debt-to-income ratio:	14.00%
Length of employment:	14 years	Location:	Marshalls Creek, PA

Home town:	Dover
Current & past employers:	Self-Employed ebay loan request is to start a business, eBay Inc., Office Depot
Education:	Pennsylvania State University-Main Campus, Temple University, East Stroudsburg University of Pennsylvania, Northampton County Area Community College

This borrower member posted the following loan description, which has not been verified:

The loan request is in order to purchase an ultrasonic welder. I am a sports card seller on ebay who sends cards off to a company to do such a task for me (referred to as card grading). I've been sending cards there for the last 2 years and learned this trade in and out. With the purchase of this machine, I will be able to make many times of income I already make by reducing time, costs, and additionally grading other cards of others'.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,616.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383228	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383228. Member loan 383228 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Vera Reporting	Debt-to-income ratio:	5.59%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Dallas
Current & past employers:	Vera Reporting, Linda Vera
Education:	Court Reporting Institute of Dallas

This borrower member posted the following loan description, which has not been verified:

In the market to purchase a used truck. My previous truck was stolen and has not been recovered. I am not intereseted in an new vehicle and just wish to purchase a vehicle that I can pay off quickly.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,432.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383307	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383307. Member loan 383307 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Web Success	Debt-to-income ratio:	6.79%
Length of employment:	3 years	Location:	Ft. Pierce, FL

Home town:	Peru
Current & past employers:	Web Success, TC Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

We have a very profitable web design agency, www.WebSuccessAgency.com and have a solid customer base of repeat clients. The reason for the loan is that we are starting a new company that provides a specialized contact manager to entrepreneurs and we need the funds to develop the product. This product will fall into what is called Software as a Service (SaaS). SaaC products are some of the most profitable markets online as, instead of holding out for advertising money, the revenue stream is from the paying customers, not potential advertisers. Examples of successful companies in this field are: SalesForce and 37Signals. A few reasons why we are a reliable borrower: 1. We have experience in internet business 2. Our product is very niche for a targeted market 3. We are self-sustaining through our current company and do not need immediate income from our new company. 4. We have a large account ready to purchase as soon as our product is finished. We are very grateful for those lenders helping to fund our next dream.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,165.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383345	$7,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383345. Member loan 383345 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kit Kat Club	Debt-to-income ratio:	21.57%
Length of employment:	2 months	Location:	SAN JOSE, CA

Home town:	Kent
Current & past employers:	Kit Kat Club, The Pink Poodle, Forever 21
Education:

This borrower member posted the following loan description, which has not been verified:

I've struggled with body image issues all my life, and I finally want to do something that will change that. I hope to get a breast augmentation with the loan I receive from this site. I've tried other loan agencies, but because of my age and lack of credit history, I was declined.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,132.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383351	$8,875	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383351. Member loan 383351 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	Boeing Company	Debt-to-income ratio:	24.99%
Length of employment:	3 years 5 months	Location:	Bellevue, WA

Home town:
Current & past employers:	Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

I need to pay off my credit card which has a high interest rate.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,464.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383364	$14,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383364. Member loan 383364 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	The Judge Group	Debt-to-income ratio:	19.24%
Length of employment:	26 years	Location:	BLUE BELL, PA

Home town:	Norristown
Current & past employers:	The Judge Group
Education:	Villanova University, Temple University

This borrower member posted the following loan description, which has not been verified:

I'm looking to take some high interest credit cards and get it down to just one payment per month.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1968	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	72
Revolving Credit Balance:	$40,761.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383368	$9,325	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383368. Member loan 383368 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,564 / month
Current employer:	VA Hospital	Debt-to-income ratio:	20.04%
Length of employment:	1 year	Location:	Lugoff, SC

Home town:	High Point
Current & past employers:	VA Hospital, United States Marine Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Combine car loan and credit card debt

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,197.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383398	$18,225	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383398. Member loan 383398 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,917 / month
Current employer:	Mr. and Mrs. Apfelbaum	Debt-to-income ratio:	22.76%
Length of employment:	6 years	Location:	Greenwich, CT

Home town:	Valencia,Neg. Or.
Current & past employers:	Mr. and Mrs. Apfelbaum
Education:	St. Vincent's College - Philippines

This borrower member posted the following loan description, which has not been verified:

pay off car loans and credit cards and have one time payment of debt per month, for 36 months.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383452	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383452. Member loan 383452 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	ECI	Debt-to-income ratio:	11.15%
Length of employment:	6 years	Location:	Irvine, CA

Home town:	Toronto
Current & past employers:	ECI
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,755.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383564	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383564. Member loan 383564 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Crozer Hospital	Debt-to-income ratio:	8.28%
Length of employment:	1 year	Location:	middletown, DE

Home town:	Wilmington
Current & past employers:	Crozer Hospital, glasgow medical aid unit, mercy hospital of philadelphia
Education:	Drexel University

This borrower member posted the following loan description, which has not been verified:

looking for 6000 dollars to purchase a big item...

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	10
Revolving Credit Balance:	$13,841.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383639	$8,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383639. Member loan 383639 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,858 / month
Current employer:	UCSF	Debt-to-income ratio:	5.94%
Length of employment:	10 years 4 months	Location:	daly city, CA

Home town:
Current & past employers:	UCSF
Education:

This borrower member posted the following loan description, which has not been verified:

We'll here's the skinny I'm a single mom of two 12 and 7 years old. Everything around me is increasing except my salary. I try my best to pay off debt but with interest rates so high it's hard to get it paid down. I feel having everything on one bill will improve my monthly budget and a lower interest rate will free up money faster for my kids future. Thanks

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,134.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383733	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383733. Member loan 383733 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Loyola University New Orleans	Debt-to-income ratio:	11.86%
Length of employment:	12 years 3 months	Location:	New Orleans, LA

Home town:	newton
Current & past employers:	Loyola University New Orleans, University of New Orleans
Education:	The University of West Florida

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a 2006 Harley Davidson Dyna Super Glide with 9,000 miles and an excellent maintenance history. I expect to be able to pay the loan off within two years.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,166.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383745	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383745. Member loan 383745 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	EquiLend	Debt-to-income ratio:	5.02%
Length of employment:	3 years 8 months	Location:	East Northport, NY

Home town:	East Northport
Current & past employers:	EquiLend, Deutsche Bank, Mizuho Trust & Banking
Education:	Concordia College-Bronxville

This borrower member posted the following loan description, which has not been verified:

I am opening up a small burger/hotdog restaurant in Long Island, NY. My brother & I am seeking funding for the construction costs.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,253.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 383751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383751	$3,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383751. Member loan 383751 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Home Depot	Debt-to-income ratio:	17.28%
Length of employment:	1 year 1 month	Location:	Lubbock, TX

Home town:	Waco
Current & past employers:	Home Depot
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am wanting this loan to purchase a used '99 Honda CBR 600 F4i.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383765	$9,500	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383765. Member loan 383765 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Missouri Army National Guard	Debt-to-income ratio:	9.43%
Length of employment:	10 years	Location:	CENTERTOWN, MO

Home town:	Oklahoma City
Current & past employers:	Missouri Army National Guard, Graf and Sons
Education:	Moberly Area Community College

This borrower member posted the following loan description, which has not been verified:

I have finished construction on my house. I have taken my mortgage up to 80% of the appraised value, and need $9500.00 to finish paying for materials. Rather than do a long-term loan, I want something short-term I can pay off in less than five years.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,081.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 383777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383777	$7,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383777. Member loan 383777 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	TM Floyd	Debt-to-income ratio:	7.04%
Length of employment:	1 year 3 months	Location:	Columbia, SC

Home town:
Current & past employers:	TM Floyd
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I am purchasing a primary resident home in Oviedo, FL and I have some cash but not enough to cover the total closing cost on the house.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383784	$8,100	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383784. Member loan 383784 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Military	Debt-to-income ratio:	22.71%
Length of employment:	21 years	Location:	KILLEEN, TX

Home town:	Fort Smith
Current & past employers:	United States Military, United States Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

I currently have to many loans and unsecured debt that are current-I am not behind just need to lower my payments.

A credit bureau reported the following information about this borrower member on February 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$16,194.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383809	$8,450	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383809. Member loan 383809 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Spring Wireless	Debt-to-income ratio:	19.65%
Length of employment:	4 months	Location:	Bountiful, UT, UT

Home town:	Salt Lake City
Current & past employers:	Spring Wireless, Restorlife, LLC
Education:	Utah Valley State College

This borrower member posted the following loan description, which has not been verified:

Need to pay off two credit cards and a small personal loan.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,750.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383814	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383814. Member loan 383814 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	MURPHY	Debt-to-income ratio:	15.77%
Length of employment:	7 years	Location:	MINGO JUNCTION, OH

Home town:
Current & past employers:	MURPHY
Education:

This borrower member posted the following loan description, which has not been verified:

This will take care of some extra expenses I have occured while taking care of my mother. I'm great with my savings/retirement and money in general and in three years I will be debt free. Great for me!!

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	64	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,557.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383817	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383817. Member loan 383817 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	22.18%
Length of employment:	7 years 3 months	Location:	San Diego, CA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, I work as a computer consultant and help people and companies create custom software. Some months ago just about all of my clients have frozen their budgets and our projects. Since then, cash flow has trickled. We are in the midst of a marketing cycle and are generating new business. And while this is happening, I find that I need help in keeping the wolf out the house. Our clients are beginning to move again and the stimulus package will be generating new projects moving forward. I am requesting help to stay afloat during this low tide. With this money I will pay my bills, which have already extended me much help and leniency. Things like phones, car insurance, and utilities will be paid first. Then all of my maxed out credit cards will be paid next. Then I will pay my car bills which are 3 months delayed. I will also look into changing my car for something much more sustainable. If you can help, I thank you in advance. And if you can't help, I thank you for reading. I wish you joy, Mike

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,749.00	Public Records On File:	1
Revolving Line Utilization:	41.70%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383826	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383826. Member loan 383826 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Transportation Security Administration	Debt-to-income ratio:	11.95%
Length of employment:	2 years 4 months	Location:	VAN NUYS, CA

Home town:	Philadelphia
Current & past employers:	Transportation Security Administration, US Army, Mann Theaters, Ultimate Electronics, Foot Action, Burger King, K mart, University of Colorado
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off the outstanding balances on 4 lines of credit: $3099 on a Macy's Visa, $877 on a Macy's store credit, $1755 on a Washington Mutual Visa, and $868 on a Dell Financial Services line of credit remaining from a computer purchase. The remainder will go toward what I owe to the State of California for my 2008 income tax.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	76
Revolving Credit Balance:	$3,517.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383851	$11,100	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383851. Member loan 383851 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Olsen Construction Services, LLC	Debt-to-income ratio:	21.27%
Length of employment:	3 months	Location:	Petoskey, MI

Home town:	Humbolt
Current & past employers:	Olsen Construction Services, LLC, Birchwood Construction Co.
Education:	Ferris State University

This borrower member posted the following loan description, which has not been verified:

I have been in the construction industry for 24 years and have my state licenses in Construction, Mechanical, Plumbing, and boiler installations. I have been layed off from my job and have lots of customers needing work but need tools, a truck and equipment to get started, i have put 12k of my money into the company and need 15k for working capital for the next 3 months, and to asure i have the money when it comes time to hire more employees, which looking at the bids we have out will be in the next two months. Hope you can help, my credit score is 743.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,589.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 383869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383869	$8,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383869. Member loan 383869 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,833 / month
Current employer:	n/a	Debt-to-income ratio:	1.05%
Length of employment:	4 years	Location:	LOS GATOS, CA

Home town:	New York
Current & past employers:
Education:	Mount Holyoke College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to buy a Honda Prius!

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383885	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383885. Member loan 383885 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	OHIO STATE UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	9.31%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:	koribondo
Current & past employers:	OHIO STATE UNIVERSITY MEDICAL CENTER, ohio state university medical center
Education:	Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

To invest into a business.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383913	$16,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383913. Member loan 383913 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Newell Rubbermaid	Debt-to-income ratio:	20.54%
Length of employment:	10 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Newell Rubbermaid
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate 4 credit cards into one fixed payment

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,124.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383914	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383914. Member loan 383914 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Self and part of Consultant Groups	Debt-to-income ratio:	14.59%
Length of employment:	2 months	Location:	Atlanta, GA

Home town:	Dayton
Current & past employers:	Self and part of Consultant Groups, Eli Lilly and Company, UCB, Inc.
Education:	University of Notre Dame, University of South Alabama College of Medicine

This borrower member posted the following loan description, which has not been verified:

I am a physician who is starting a freelance consulting and medical writing business. I have a positive net worth around 60,000 dollars but need capital for expenses such as travel, computer equipment, etc. I have already secured over 4000 dollars worth of accounts receivable in less than a month and am receiving pay from my prior employer until the end of March. Furthermore, I have already been invited to join 4 separate networks of consultants, so I am confident in my ability to generate significant revenue in 2009 as the medical/pharmaceutical industry is constantly growing.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$152.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383918	$6,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383918. Member loan 383918 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Sales Performance Associates LLC	Debt-to-income ratio:	3.24%
Length of employment:	3 months	Location:	Roswell, GA

Home town:	Roanoke
Current & past employers:	Sales Performance Associates LLC, FRONTLINE Selling LLC, The Complex Sale, Associated Press Broadcast Technology
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

This loan will be used to launch a new tactical marketing and sales consulting services business specifically focused on companies selling media technology hardware, software and services. This financing round will be used to fund completion of the firm?s website, production of business development collateral materials and attendance at the upcoming National Association of Broadcasters convention in Las Vegas in April. The media technology space is undergoing dramatic changes and most of the 2,000 companies that serve the industry have never engaged in a serious assessment of their tactical marketing, sales management and sales processes and methods. I successfully delivered similar services in 2006 and 2007. In the intervening two years, I have been working toward launch of this venture. I have developed a comprehensive service offering called ?media technology sales conditioning? that will generate between $15K and $30K per client engagement per year. I anticipate that the firm will secure between four and eight client engagements within six months. Many of these engagements will be advanced toward closure in meetings with media technology companies during the NAB show.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,624.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383924	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383924. Member loan 383924 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	UBS Financial Services	Debt-to-income ratio:	16.58%
Length of employment:	2 years 6 months	Location:	Bronx, NY

Home town:	New York
Current & past employers:	UBS Financial Services
Education:	Hobart William Smith Colleges

This borrower member posted the following loan description, which has not been verified:

I want to buy a small diner that is for sale in wealthy neighborhood in NY. I am working with a broker and found a really nice diner in a very nice area. It is a well established restaurant earning $6,000/week for breakfast and lunch with the potential for monetary growth. Once, I received the information from the broker about the restaurant, I visited the restaurant and ate there. I really enjoyed the food and the service was great! The place was almost full and there was a diverse crowd. The current owner recently began a Sunday breakfast and is adding a dinner menu. Although the primary sales are from food, an application for a liquor license has also been submitted which will improve monetary sales. I honestly believe that this place can do a lot better with more advertising. There are three colleges nearby and the current owner have not taken advantage of it. I will use social networks such as facebook.com, myspaces.com and others as well as special discounts and WIFI internet connection to attract the college crowd. The restaurant has a website, but does not offer online orders. I will change the website so people in the area can also order online. The restaurant has great reviews online already which should bring customers to the restaurant. I will also increase the amount of advertising in local papers and distribute leaflets to attract more customers. I will update the menu and offer more food. This restaurant has a successful operation records and the place was established in 1986. The area is surrounded by really nice houses, many offices, a mall, and plenty of parking. I drove around and this is definitely a wealthy neighborhood and people can afford to eat out on a regular basis at a restaurant like this one. Facilities: 2050 SF plus a full basement. The restaurant cans seats 65 in the dining room. About me: I graduated from Hobart and William Smith Colleges in upstate New York (www.hws.edu) with a major in Economics and a minor in International Relations. My educational background, personal experience and career interests has equipped me with the tools to run this business. It has always been my dream to own and run a business and this is a great starter place. I am confident that I can successfully bring this business to the next level. I am currently working as Legal Assistant at a large Financial Company. I am quite accomplished in dealing with a diverse group of individuals from a wide array of backgrounds. My current salary can cover the loan in case the restaurant does not produce what I am projecting.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$757.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383926	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383926. Member loan 383926 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Haldex	Debt-to-income ratio:	15.27%
Length of employment:	10 years 3 months	Location:	Ann Arbor, MI

Home town:	Odorhei
Current & past employers:	Haldex
Education:	University of Brasov, Romania and Lund, Sweden

This borrower member posted the following loan description, which has not been verified:

Loan in the amount of $34,000 needed to pay off credit card debt.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,285.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383930	$7,550	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383930. Member loan 383930 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,708 / month
Current employer:	Best Buy	Debt-to-income ratio:	18.03%
Length of employment:	4 years	Location:	Spotsylvania, VA

Home town:	Spotsylvania
Current & past employers:	Best Buy, Regal Entertainment Group
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I am consolidating credit card debt along with paying off my car loan. I am also using part of the money to pay for my divorce and custody case.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,950.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383945	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383945. Member loan 383945 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	The Next Idea llc	Debt-to-income ratio:	10.98%
Length of employment:	6 years 2 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	The Next Idea llc, Panera Bread, Safeway Inc., Planet Hollywood
Education:	Hotel & Catering Inst., Canterbury University

This borrower member posted the following loan description, which has not been verified:

We have the opportunity to Brand and sell a new program which is essentially a Facebook for businesses. The program is sophisticated and very user friendly, incluidng a variety of unique applications. The cost to put this service on our website is $5,000. We will generate revenues from the program quite quickly and subscriptions are paid monthly. Our business site address is: www.thnextidea.net

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,454.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383956	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383956. Member loan 383956 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,402 / month
Current employer:	Sprint	Debt-to-income ratio:	4.96%
Length of employment:	10 years	Location:	BALTIMORE, MD

Home town:	Virginia Beach
Current & past employers:	Sprint
Education:	Strayer University at Owings Mills, MD

This borrower member posted the following loan description, which has not been verified:

Request a loan to consolidate a credit card and another loan. Looking to lower interest rate.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,402.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383960	$18,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383960. Member loan 383960 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	JDK Business Automation	Debt-to-income ratio:	7.89%
Length of employment:	3 years 2 months	Location:	Sugar Land, TX

Home town:
Current & past employers:	JDK Business Automation
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Wedding Expenses

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,505.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383961	$9,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383961. Member loan 383961 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	Resort Nursing Home	Debt-to-income ratio:	9.25%
Length of employment:	4 years	Location:	rego park, NY

Home town:	Rego Park
Current & past employers:	Resort Nursing Home, Oceanview Nursing Home, First Med
Education:	SUNY Delhi

This borrower member posted the following loan description, which has not been verified:

I wish to pay off my high interest credit card and have some needed dental work done

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,050.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 383978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383978	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383978. Member loan 383978 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	VACC, Inc.	Debt-to-income ratio:	16.25%
Length of employment:	2 years 1 month	Location:	SAN FRANCISCO, CA

Home town:	Falls Church
Current & past employers:	VACC, Inc., Schlumberger Ltd., Ford Motor Company, Pratt & Whitney Jet Engines
Education:	MIT (Massachusetts Institute of Technology), Penn State University - University Park Campus

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt from 3 different credit cards. I have one American Express One credit card and two Bank of America credit cards. The approximate total debt for these three cards is $22,000. I have been paying beyond the amount due for each credit card for approximately 6 months now but the APR rate has steadily increased lately. Now I am paying high interest on three cards and would like to consolidate the debt so that I can pay off the debt within 1~2yrs and avoid tripling my interest payments. As my credit report will show, I have not been late on any credit card payments. I have a bachelor's degree and masters degree and I have been employed with one company for two years right after graduate school. I am relocating from CA to TX for a lead product development engineer at well-recognized engineering company.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	75
Revolving Credit Balance:	$15,923.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383986

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383986	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383986. Member loan 383986 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Silicon Valley Community Newspapers	Debt-to-income ratio:	15.08%
Length of employment:	1 year 3 months	Location:	Santa Clara, CA

Home town:	San Jose
Current & past employers:	Silicon Valley Community Newspapers, Wells Fargo Home Mortgage, Washington Mutual
Education:	Foothill-De Anza Community College District, San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a low interest loan to consolidate my current credit card debt. This will allow me to pay off my outstanding credit card debt and lower my monthly obligations. I am aiming to be debt free and have more money available to invest and save.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,585.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383996	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383996. Member loan 383996 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	State of California	Debt-to-income ratio:	5.70%
Length of employment:	1 year	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	State of California, Koinonia Foster Homes, AseraCare Hospice
Education:	UC Santa Barbara, Fuller Theological Seminary in California, Sierra College

This borrower member posted the following loan description, which has not been verified:

I want to use this toward a down payment on a home.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,549.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384008	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384008. Member loan 384008 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	University of California, Santa Cruz	Debt-to-income ratio:	6.48%
Length of employment:	2 years 6 months	Location:	Santa Cruz, CA

Home town:	Los Angeles
Current & past employers:	University of California, Santa Cruz
Education:	California Institute of Technology (Caltech)

This borrower member posted the following loan description, which has not been verified:

Hello, I have found a profitable hedge on the stock market that I would like to borrow your money to perform. I won't tell you what it is because that would give away my edge. Sorry. I have tested the model and accounted for risk. I back tested the trade as well as tested that it could be performed through a virtual account and shown that I can consistently beat a yield asked for here by a decent margin. This is a hedge and doesn't make any assumption on whether the market is going up or down. I would like this loan because I don't think this arbitrage will exist forever and I want to take maximum advantage of it. Thank you for your time.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384020	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384020. Member loan 384020 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Reading School District	Debt-to-income ratio:	13.75%
Length of employment:	n/a	Location:	Reading, PA

Home town:	Hamburg
Current & past employers:	Reading School District
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan of $12,000 for the expenses involved in planning my wedding.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,123.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384060	$18,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384060. Member loan 384060 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,442 / month
Current employer:	Information Technology Partners	Debt-to-income ratio:	14.42%
Length of employment:	6 months	Location:	Joliet, IL

Home town:
Current & past employers:	Information Technology Partners, General Dynamics
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

Quite simple- want to use the proceeds to find the down payment on the house two doors down from mine. It is HUD owned and they want 20% down, but the asking price is very attractive. Currently earning $72,500 salary in the very stable IT field as a Senior Systems Engineer. Also getting $2,400/mo in rental income from two previously owned homes that I just counldnt bring myself to sell. Very low debt in consideration of income.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,781.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384068	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384068. Member loan 384068 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Brother Martin High School	Debt-to-income ratio:	11.78%
Length of employment:	2 years	Location:	New Orleans, LA

Home town:
Current & past employers:	Brother Martin High School, Enterprise Rent-a-Car
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a recreational vehicle. I may have found the perfect motorcycle to fit my needs. This bike is not at a dealership, so I need to receive a loan from a third-party.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,063.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384083	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384083. Member loan 384083 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	eSpindle Learning	Debt-to-income ratio:	20.07%
Length of employment:	5 years	Location:	Sebastopol, CA

Home town:	Frankfurt
Current & past employers:	eSpindle Learning, AromaLand
Education:	DePaul University, Excelsior College, Thomas Edison State College, Technische Universitaet, Freie Universitaet

This borrower member posted the following loan description, which has not been verified:

One of my cards hiked my rate despite regular payments and unchanged credit score, so I want out.

A credit bureau reported the following information about this borrower member on February 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,260.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384109	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384109. Member loan 384109 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,084 / month
Current employer:	KBC Pub Inc.	Debt-to-income ratio:	11.70%
Length of employment:	5 years	Location:	MORRISVILLE, PA

Home town:	Yardley
Current & past employers:	KBC Pub Inc., Triumph Brewing Company, Inverse Paradox, LLC
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate a few credit card bills at one fixed rate to pay off and close those accounts.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,386.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384114	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384114. Member loan 384114 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,333 / month
Current employer:	Infinity Designs, Inc.	Debt-to-income ratio:	7.28%
Length of employment:	6 years	Location:	Birmingham, AK

Home town:	Jemison
Current & past employers:	Infinity Designs, Inc., Union Camp
Education:	University of Montevallo

This borrower member posted the following loan description, which has not been verified:

I NEED MONEY TO PAY OFF SEVERAL SMALL LOANS AND CONSOLIDATE THEM INTO ONE LOAN.

A credit bureau reported the following information about this borrower member on February 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	50
Revolving Credit Balance:	$50,381.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384126	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384126. Member loan 384126 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	AIT	Debt-to-income ratio:	15.22%
Length of employment:	1 year 2 months	Location:	Opelika, AL

Home town:
Current & past employers:	AIT
Education:	Indiana University-Bloomington, Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

We are a Green Construction company with cashflow problems. Regular contractors owe the Company over 40,000$ and are making consistent payments. A short-term loan would allow us to purchase Green chemicals. This guarentee steady with other contractors while we are waiting to be paid. This would be a personal loan. I have an excellent personal credit history, over 750 FICO score and income independent of the construction company.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,881.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384139	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384139. Member loan 384139 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Columbia University	Debt-to-income ratio:	8.21%
Length of employment:	10 years	Location:	BRONX, NY

Home town:	Manhattan
Current & past employers:	Columbia University, St. Luke's-Roosevelt Hospital
Education:	CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate my credit cards and pay off an IRS debt. This loan would allow me to pay off my debt now and allow me to save more. The IRS interest is onerous and while I am making the required payments the interest is large per month. I am paying down my debt and this loan would allow me to consolidate and pay only the monthly payment for this loan. Thank you, Marilyn Hernandez

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,226.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384141	$2,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384141. Member loan 384141 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,416 / month
Current employer:	U.S. Department of Education	Debt-to-income ratio:	0.39%
Length of employment:	7 years 2 months	Location:	Alexandria, VA

Home town:	Montreal
Current & past employers:	U.S. Department of Education, University of Pittsburgh, KRA Corporation, Macro International
Education:	University of Miami, University of Illinois at Urbana-Champaign, University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

My credit rating is very good at 783 but I need to pay an international lawyer and a domestic lawyer to help address a situation my family is facing. The international lawyer will not take a standard credit card because he is in Brazil

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384150	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384150. Member loan 384150 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	M&T Bank	Debt-to-income ratio:	10.39%
Length of employment:	1 year 8 months	Location:	Pittsford, NY

Home town:	Rochester
Current & past employers:	M&T Bank, Omaha Public Schools
Education:	University of Nebraska at Kearney

This borrower member posted the following loan description, which has not been verified:

This loan would be used to purchase a used vehicle, pay off credit card debt, and some minor home repairs.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,736.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384153	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384153. Member loan 384153 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	msbc cleaning services, llc	Debt-to-income ratio:	5.51%
Length of employment:	2 years 1 month	Location:	dearborn, MI

Home town:
Current & past employers:	msbc cleaning services, llc, ansara corporation
Education:

This borrower member posted the following loan description, which has not been verified:

to buy a car

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,623.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384181	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384181. Member loan 384181 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Commerce Bank of WA	Debt-to-income ratio:	24.92%
Length of employment:	6 years 4 months	Location:	Seattle, WA

Home town:	Spofford
Current & past employers:	Commerce Bank of WA
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate by credit card debt. I am current on all on my accounts and would like to lower what I am paying a month. Thanks.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,336.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384199	$5,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384199. Member loan 384199 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Army	Debt-to-income ratio:	0.28%
Length of employment:	4 years	Location:	ANDERSON, CA

Home town:	Santa Monica
Current & past employers:	Army
Education:	Emby Riddle Aeronautical University Online

This borrower member posted the following loan description, which has not been verified:

I need a loan for a motorcycle. I have 6000 to put down, and im in the Army and can make payments on time every month.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384201	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384201. Member loan 384201 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.70%
Length of employment:	2 years 1 month	Location:	PHILADELPHIA, PA

Home town:	Rochester
Current & past employers:
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am attempting to pay off all of my credit card debt as well as part of my student loan debt. Any and all help will be tremendously appreciated.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,442.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384203	$5,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384203. Member loan 384203 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Bend La-Pine School District	Debt-to-income ratio:	19.60%
Length of employment:	1 year	Location:	Bend, OR

Home town:
Current & past employers:	Bend La-Pine School District, Marshall High School
Education:	Simpson University

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off the rest of the loan on my car and two credit cards. I would like to pay one lump sum for all three instead of three high interest loans. If I get a teaching job by fall 2009 I will be able to increase the payments. I have a job with a school district now and it is consistent and secure. It is part time though and having these three payments take a big portion of my paycheck.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,529.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384227	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384227. Member loan 384227 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Symantec Corp.	Debt-to-income ratio:	20.10%
Length of employment:	5 years 1 month	Location:	springfield, OR

Home town:	Rochester
Current & past employers:	Symantec Corp., Boys Scouts of America
Education:	Federal University of Pernambuco,Recife,Brazil

This borrower member posted the following loan description, which has not been verified:

I own 13000 to bank of america and 7000 to citicard mastercard in debits with these banks and would like to get a better interest rate and consolidate them.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,316.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384254	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384254. Member loan 384254 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,925 / month
Current employer:	Accel	Debt-to-income ratio:	21.91%
Length of employment:	10 years 5 months	Location:	Friendswood, TX

Home town:	Houston
Current & past employers:	Accel
Education:

This borrower member posted the following loan description, which has not been verified:

Home improvement project to gain resale value.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$615.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 384276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384276	$3,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384276. Member loan 384276 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	City of Boca Raton	Debt-to-income ratio:	13.50%
Length of employment:	9 years 4 months	Location:	Greenacres, FL

Home town:	Hialeah
Current & past employers:	City of Boca Raton, City of Ft. Pierce
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to purchase motorcycle.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	80
Revolving Credit Balance:	$18,695.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384327	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384327. Member loan 384327 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	22.22%
Length of employment:	6 years 9 months	Location:	Mission, TX

Home town:
Current & past employers:	Department of Homeland Security (DHS)
Education:	The University of Texas at San Antonio

This borrower member posted the following loan description, which has not been verified:

Buying a dirt bike

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	65
Revolving Credit Balance:	$37,335.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 384336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384336	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384336. Member loan 384336 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Airetek Service LLC	Debt-to-income ratio:	15.88%
Length of employment:	1 year	Location:	GREENCASTLE, PA

Home town:	Chambersburg
Current & past employers:	Airetek Service LLC, Darwin R. Martin Electrical
Education:

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,532.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384355	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384355. Member loan 384355 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Major Auto Group	Debt-to-income ratio:	4.62%
Length of employment:	17 years	Location:	BROOKLYN, NY

Home town:	governor island
Current & past employers:	Major Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

I owe to IRS and State . This loan will greatly help my situation.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$7,956.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384367

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384367	$19,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384367. Member loan 384367 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,317 / month
Current employer:	ITT Corporation	Debt-to-income ratio:	9.45%
Length of employment:	1 year 8 months	Location:	Chandler, AZ

Home town:	Phoenix
Current & past employers:	ITT Corporation, Intel
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I have never missed a payment in my life. I am seeking to reduce the number of payments I have to make to various credit card companies. I can afford the payments I have now and I am in no trouble of missing my debts. I am only seeking to simplify how I pay. I am willing to pay the interest on a loan for this convenience. Kyle Gilsdorf

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,898.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 384414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384414	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384414. Member loan 384414 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Owens-Illinois	Debt-to-income ratio:	0.90%
Length of employment:	1 year 6 months	Location:	brockway, PA

Home town:	Elmira
Current & past employers:	Owens-Illinois, ICT Group
Education:	Clarion University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Looking to purchase a used Harley Davidson motorcycle for Sunday rides.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1966	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	78
Revolving Credit Balance:	$114.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384446	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384446. Member loan 384446 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Arizona Painting Company	Debt-to-income ratio:	15.59%
Length of employment:	2 months	Location:	Chandler, AZ

Home town:	Grand Haven
Current & past employers:	Arizona Painting Company, The Painting Company
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I would like to use this money to finance a new business I have developed. My Background and current business: I have been in the painting business for over 5 years now. I own Arizona Painting Company (http://www.tpcaz.com). I currently employ 7 painting crews and have a steady weekly sales volume of $25,000 with a net profit of $4000---we are busier than ever! I am looking for a loan to develope a website related to the painting business. I want to create a site where I can bring homeowners and painting companies together on one medium where homeowners can get free estimates online and painting companies can bid on jobs online. This is a very easy thing for painting companies to do as we do not need to see the home to price it out we just need to know the size of their home. This will also save the homeowner time in getting free bids without taking time out of their day. This will be very popular with homeowners as I have to give "over the phone bids" all the time with my current busiess because people do not have time. Profit Projections: Currently in Phoneix I use Google adwords to drive customers to my website. I currently spend approximately $1000/month to advertise with Google, this generates approximately 600 visits to my website per month, turning into 25 monthly requests for painting estimates. I plan to use this same theory to drive 25 monthly requests on this new website www.freepaintingbids.com. I am going to start in 1 city very similar to Phoeix so I will get very similar results but I don't compete with myself. I will then call the local painting companies (250+ companies in the city I found), charge a monthly fee of $250/company allowing them to bid on 25 jobs. I believe easily I will be able to get 10 companies to join. This will create a monthly net profit of $1500. Once I perfect this in the first city I will then expand to other cities. These projections are very conservative in what I believe I will be able to accumulate. The website is going to take around $10,000 to develope with the advanced coding I need. The other $5,000 I will use to start advertising and driving homeowners to the site to receive their free bids. I will be able to pay this loan back within 1 year of getting it. The site will be very similar to www.contractwars.com our ONLY competitor except that we will only be focused on painting companies....exactly what I know best. I hope you see my vision and will help me fund this amazing idea!

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$27,897.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384461	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384461. Member loan 384461 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,075 / month
Current employer:	Partners Healthcare	Debt-to-income ratio:	18.54%
Length of employment:	8 months	Location:	Boston, MA

Home town:	Winchester
Current & past employers:	Partners Healthcare, Icarus Restaurant, Ashmont Grill
Education:	Brown University, Middlesex Community College-Bedford, Northeastern University, University of Massachusetts-Lowell

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay off and close four credit cards.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	71
Revolving Credit Balance:	$19,941.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384488

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384488	$5,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384488. Member loan 384488 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,120 / month
Current employer:	Jancewicz and Son	Debt-to-income ratio:	22.92%
Length of employment:	5 months	Location:	KEENE, NH

Home town:	Saugus
Current & past employers:	Jancewicz and Son, MacMillin Co.
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

consolidate debt

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,566.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384554	$8,400	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384554. Member loan 384554 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	General Dynamics	Debt-to-income ratio:	7.12%
Length of employment:	1 year 3 months	Location:	Fairfax, VA

Home town:	Yuba City
Current & past employers:	General Dynamics, United States Air Force
Education:	The University of Tennessee, Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate my loans at a better rate. I have paid all my bills on time. I work full time in Washington, D.C. as an Engineer on a 5 year contract. Would like to pay off loans as soon as possible.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	30
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 384576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384576	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384576. Member loan 384576 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Havertys Furniture	Debt-to-income ratio:	9.44%
Length of employment:	9 years 10 months	Location:	Warner Robins, GA

Home town:	Albany
Current & past employers:	Havertys Furniture, furniture south
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off a few credit cards and only have mortage and this loan as a monthly payment. I plan to pay off Discover $7500,wifes citi bank $ 3000.00

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,186.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384605	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384605. Member loan 384605 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	self	Debt-to-income ratio:	4.62%
Length of employment:	5 years	Location:	Phoenix, AZ

Home town:	Wichita
Current & past employers:	self, Amomi
Education:	Dodge City Community College

This borrower member posted the following loan description, which has not been verified:

I am trying to start a small business as a vendor at events and I am going to a very large event and need the money to get my first round of products to sell

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$7,110.00	Public Records On File:	1
Revolving Line Utilization:	58.30%	Months Since Last Record:	49
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384617	$18,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384617. Member loan 384617 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,900 / month
Current employer:	Dept. of Public Social Services and Home Depot	Debt-to-income ratio:	2.71%
Length of employment:	14 years 3 months	Location:	bellflower, CA

Home town:	Inglewood
Current & past employers:	Dept. of Public Social Services and Home Depot
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I am currently seeking a loan to consolidate my debts and lower my monthly payment on 7- 8 accounts to 1 payment. I currently work a full -time job as a civil service employee and I also work a second part - time job at Home Depot.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,505.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384618	$1,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384618. Member loan 384618 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Twin Oaks Software Development	Debt-to-income ratio:	20.35%
Length of employment:	1 year	Location:	Hartford, CT

Home town:	Shelton
Current & past employers:	Twin Oaks Software Development
Education:	University of Hartford

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan so that I may be able to pay off a high interest rate American Express credit card. I am going to be beginning graduate school next fall and want to consolidate my debt.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,616.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384659	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384659. Member loan 384659 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Failmezger Auto Repair	Debt-to-income ratio:	10.54%
Length of employment:	9 years	Location:	Fulton, NY

Home town:	Syracuse
Current & past employers:	Failmezger Auto Repair, Heritage Lincoln Mercury
Education:	Onondaga Community College

This borrower member posted the following loan description, which has not been verified:

Thank you for concidering our request. I've been an automotive technician for over 25 years, and ASE master certified for nearly 20 years. I was enployed by Heritage Lincoln Mercury in Syracuse, NY from 1987 until Oct. 2000, when I decided to turn my after-hours, part-time shop into a full time effort. Since then, my wife ( of 20 yrs. ) and I have gone from a 2 bay,one lift shop to a 3 yr. old, 4 bay, 4 lift shop on property ajecent to our home We have 2 full time employees, plus my wife and myself. My wife's backround is in business bookkeeping, and she is the guiding hand in our office and accts. payable / recivable. 2 years ago we used Prosper.com to finance a used tow truck. That truck ( and that loan ) have both worked very well... but our other truck, which we've had for over 7 years, is in need of retirement. This loan would be for about 3/4 of the new trucks purchace price, the rest of which we'd be using savings.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,927.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384696	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384696. Member loan 384696 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	Transitional Services Associaton Inc.	Debt-to-income ratio:	10.54%
Length of employment:	3 years 1 month	Location:	Gansevoort, NY

Home town:
Current & past employers:	Transitional Services Associaton Inc.
Education:	Keuka College

This borrower member posted the following loan description, which has not been verified:

Private Party Motorcycle Loan

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,859.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384704	$2,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384704. Member loan 384704 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Dayton Cincinnati Technology Services	Debt-to-income ratio:	11.28%
Length of employment:	2 years 7 months	Location:	Huber Heights, OH

Home town:	Vacaville
Current & past employers:	Dayton Cincinnati Technology Services, D. Frankel & Associates
Education:	Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

I am paying off all of my debt and working as hard as I can to become debt free. I am trying to prepare for buying an engagement ring and marrying my wonderful girlfriend of 3 years. One of my credit cards that I used to make upgrades and repairs to my house has a high interest rate and I would like to pay off that balance with a lower rate loan.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,718.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 384790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384790	$5,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384790. Member loan 384790 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	McDonalds	Debt-to-income ratio:	17.68%
Length of employment:	2 years	Location:	VAN WERT, OH

Home town:	Van Wert
Current & past employers:	McDonalds
Education:	James A Rhodes State College

This borrower member posted the following loan description, which has not been verified:

Purchase books and help pay tuition

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	63
Revolving Credit Balance:	$679.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 384822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384822	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384822. Member loan 384822 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	Merrick Bank	Debt-to-income ratio:	14.06%
Length of employment:	6 years	Location:	HAUPPAUGE, NY

Home town:	Flushing
Current & past employers:	Merrick Bank, Cardholder Management Services, American Insitute of Physics
Education:	Suffolk Community College, SUNY Stonybrook

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt to help pay for an upcoming wedding and honeymoon.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	33	Months Since Last Delinquency:	19
Revolving Credit Balance:	$7,701.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384831	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384831. Member loan 384831 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Huron Consulting Group	Debt-to-income ratio:	10.35%
Length of employment:	1 year	Location:	New York, NY

Home town:	Hampton Bays
Current & past employers:	Huron Consulting Group, Bear Stearns Cos., JPMorgan Chase & Co.
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

Started to built a house in Costa Rica, the materials are not expensive, so I used my credit to pay for everything, however the rates are high and it started to affect my credit score. Now I want to get a better rate so I can pay less interest on it and not have a burden on my credit. I have a steady job and just got a raised so I'm confident I will make every payment. I've never been late on my payments but the amount of debt on my credit cards has decrease my credit score too much (went from an A/B down to a C). I want to get the debt off my credit cards and have it on a loan with a better interest rate so I can pay it off.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,499.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384863	$1,800	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384863. Member loan 384863 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,000 / month
Current employer:	alliance corp	Debt-to-income ratio:	0.00%
Length of employment:	18 years 2 months	Location:	WEST PALM BEACH, FL

Home town:
Current & past employers:	alliance corp
Education:

This borrower member posted the following loan description, which has not been verified:

my husband needs a knee replacement, and part of it must be paid from out our pockets

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384870	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384870. Member loan 384870 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	Boeing Company	Debt-to-income ratio:	8.09%
Length of employment:	6 months	Location:	Chandler, AZ

Home town:	Orem
Current & past employers:	Boeing Company, Amgen
Education:	Western Governers University

This borrower member posted the following loan description, which has not been verified:

Requesting a loan for my Woman's Dance , Fitness, and Beauty Studio, with Spa like environment in AZ. ExpressMiE?s team of fabulous Dance Fitness Instructors and Beauty Consultants are dedicated to helping women find improved peace and happiness through increased Body Confidence and connection to their femininity.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,979.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384879	$2,450	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384879. Member loan 384879 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$917 / month
Current employer:	Target	Debt-to-income ratio:	3.16%
Length of employment:	7 months	Location:	Macomb, MI

Home town:	Warren
Current & past employers:	Target, Village Taverna
Education:	Dakota High School

This borrower member posted the following loan description, which has not been verified:

Need to make car improvements.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$242.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 384908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384908	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384908. Member loan 384908 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Black Tie	Debt-to-income ratio:	16.01%
Length of employment:	10 years	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Black Tie, Nordstrom, Macy's Inc.
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

Education Loan, Restaurant School at Chestnut Hill College

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,743.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384934	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384934. Member loan 384934 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	howdys transport	Debt-to-income ratio:	18.76%
Length of employment:	4 years	Location:	bemidji, MN

Home town:
Current & past employers:	howdys transport
Education:	bsu

This borrower member posted the following loan description, which has not been verified:

want to consolidate some high interest credit cards and invest the rest

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,383.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384946	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384946. Member loan 384946 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Bee Creek Communications, Inc	Debt-to-income ratio:	15.29%
Length of employment:	2 years 3 months	Location:	Boerne, TX

Home town:	Philadelphia
Current & past employers:	Bee Creek Communications, Inc, American Airlines
Education:	Oklahoma University

This borrower member posted the following loan description, which has not been verified:

To pay for unpaid taxes.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$5,826.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384963	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384963. Member loan 384963 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pesci Family	Debt-to-income ratio:	22.98%
Length of employment:	11 years	Location:	LAVALLETTE, NJ

Home town:	Newark
Current & past employers:	Pesci Family, coca cola
Education:	spjc

This borrower member posted the following loan description, which has not been verified:

I want to buy a truck

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	53
Revolving Credit Balance:	$25,336.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384973	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384973. Member loan 384973 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,158 / month
Current employer:	Fair Havens Center	Debt-to-income ratio:	14.28%
Length of employment:	10 years	Location:	miami, FL

Home town:	Miami Springs
Current & past employers:	Fair Havens Center
Education:

This borrower member posted the following loan description, which has not been verified:

I want to persue a degree in finances, I want to expamd horizons to the administrative part in the medical field.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385010	$1,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385010. Member loan 385010 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Jet West Music Group Ltd	Debt-to-income ratio:	5.07%
Length of employment:	1 year	Location:	Las Vegas, NV

Home town:	Portland
Current & past employers:	Jet West Music Group Ltd, United States Army
Education:	University of Nevada-Las Vegas, University of Maryland-University College, Linn-Benton Community College

This borrower member posted the following loan description, which has not been verified:

I am a well decorated, disabled Army veteran and former Soldier of the Year. Over the past year, with the assistance of the VA Vocational Rehabilitation program, I have invested over $100,000 in Operation: ROCK the HOUSE which is outlined below. I did something similar while I was in the service in Germany. Op: ROCK the HOUSE has a pretty tight timeline that doesn?t allow for intermittent delays (troops are returning everyday) like I have encountered in applying for a Patriot Express Loan. I am asking for $1,400 that will be used as working capital and operational expenses to continue the project until either my Patriot Express Loan or one of the other repayment scenarios comes through. By investing so much, I ran up my credit cards to the point that my RLU has taken a toll on my standard 720 credit score. Thus, a portion of this loan will be used to pay down the credit cards and improve my RLU. Once I receive the Patriot Express Loan this loan will then be repaid in full. The next several repayment scenarios involve the VA. One, the VA VocRehab program reimburses me for the majority of my investment and this loan is paid off; two, the VA gets around to processing a VA disability claim I have in the neighborhood of $30,000 and this loan is paid off; or, three, and coincidentally the day my wife looks forward to the most, the VA finally processes another claim I have that amounts to roughly $75,000 in back-benefits and this loan is paid off. Lastly, a large department store chain has asked to receive samples of our product line. A portion of this loan will go toward having the samples manufactured. The revenues from sells of the products will allow the loan to be serviced if not repaid entirely. Of all the scenarios, this one is my favorite. Thank you for your interest and hopefully your support. Regardless, we look forward to seeing you during Op: ROCK the HOUSE. Operation: ROCK the HOUSE is a ?Homecoming Celebration? for service members by a service member. It lasts all summer long and is performed in three major acts. Act 1: May 5, 2009?Drop date. The release of a unique compilation CD, that has notable artists performing songs written by disabled Army veteran, Jet West. OBJECTIVE: A theme song and ?celebration soundtrack? to provide a means of national identity, espirit de corps, and party music for a nation-wide celebration in honor of returning American troops. Act 2: May 23-25, Memorial Day Weekend?Short Shots Leg 2, Short Shots, occurs as people across America shoot short video clips for the homecoming music video. OBJECTIVE: Embody the spirit of rebirth in the nation as it brings about new hope with new promise for all generations and celebrate the American military members who keep it possible. Act 3: September 4-7, Labor Day Weekend?Trooptastic Finale Three days of concerts held simultaneously in three cities with performers rotating between cities. Active military and veterans admitted free with government-issued picture ID?available free through the VA. Ticket prices set in inverse proportion to corporate sponsorship. Seeded with sales of the CD. OBJECTIVE: A national event to honor and celebrate the work of the military men and women who keep us free. Operation: ROCK the HOUSE is the brain child of disabled Army veteran and former Soldier of the Year, Jet West. Jet West Music Group Ltd is getting its start through the VA VocRehab program with financing made possible by LendingClub.com, the SBA Patriot Express Loan Initiative for veterans and, of course, the thousands of contributors to Operation: ROCK the HOUSE. Jet West Music Group intends to use proceeds from these events to expand the entertainment options of service members stationed around the world far into the future starting with shows for the service members who missed Operation: ROCK the HOUSE.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 379589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379589	$11,100	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379589. Member loan 379589 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,687 / month
Current employer:	Personal Care Professionals	Debt-to-income ratio:	23.71%
Length of employment:	2 years 7 months	Location:	BERGENFIELD, NJ

Home town:	Englewood
Current & past employers:	Personal Care Professionals
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

I am requesting a debt consolidation loan for the purpose of getting my monthly payments to be a lttle lower as well as paying less percentage o my APR which is high at the moment. With this loan I will be able to lower my debt in a couple of years.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,339.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380537

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380537	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380537. Member loan 380537 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Retired from Chrysler work At Goodys	Debt-to-income ratio:	23.46%
Length of employment:	3 years 2 months	Location:	Decatur, AL

Home town:	Jackson
Current & past employers:	Retired from Chrysler work At Goodys
Education:	Jackson Business College

This borrower member posted the following loan description, which has not been verified:

need money for loan reconsolidation

A credit bureau reported the following information about this borrower member on February 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,681.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382272	$24,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382272. Member loan 382272 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Muller Group International	Debt-to-income ratio:	15.91%
Length of employment:	3 years	Location:	hialeah, FL

Home town:	Miami
Current & past employers:	Muller Group International
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on my MBA to boost my carreer and potential in the market, I firmly believe in education as the key to success.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,162.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 383908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383908	$8,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383908. Member loan 383908 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Coca-Cola Enterprises	Debt-to-income ratio:	22.60%
Length of employment:	4 years 8 months	Location:	Fort Worth, TX

Home town:	Ft Worth
Current & past employers:	Coca-Cola Enterprises, Fort Worth Zoo, Circuit City Stores
Education:	Tarrant County College District

This borrower member posted the following loan description, which has not been verified:

The reason for loan is to fix my work car and also consolidate my credit card with one monthly payment.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,749.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384343	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384343. Member loan 384343 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	L.P. Freight Services	Debt-to-income ratio:	5.07%
Length of employment:	8 years 6 months	Location:	Spring, TX

Home town:	Columbus
Current & past employers:	L.P. Freight Services, AT&T Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Line of Credit. With a low fixed rate and terms of 36 months. Credit line available for reuse when paid down. Paying off the only credit card we have. Would like to know it is being paid off in a few years to be debt free. Excellent credit rating and credit score over 700.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,365.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384947	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384947. Member loan 384947 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Osteria	Debt-to-income ratio:	15.43%
Length of employment:	1 year	Location:	Philadelphia, PA

Home town:	Bridgeton
Current & past employers:	Osteria
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

loan to get rid of credit card debt

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$21,980.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384952	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384952. Member loan 384952 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Hewlett Packard	Debt-to-income ratio:	6.86%
Length of employment:	7 years 3 months	Location:	HONOLULU, HI

Home town:	Honolulu
Current & past employers:	Hewlett Packard, Electronic Data Systems
Education:	University of Hawaii at Hilo

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my high interest credit cards.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	73
Revolving Credit Balance:	$9,583.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384975	$9,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384975. Member loan 384975 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	n/a	Debt-to-income ratio:	21.55%
Length of employment:	5 years 2 months	Location:	ASTORIA, NY

Home town:
Current & past employers:
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am trying to get a better interest rate than I have with my current lender. I have had my beautiful 2007 Toyota Corolla S for almost a year and a half now, and I plan on driving it for as long as it runs. In the long run I think a lower interest rate will help me pay less to own my car. I have never been late or missed a payment for the life of the loan with my current lender. Any help that can be provided would be greatly appreciated.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,838.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385004	$9,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385004. Member loan 385004 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,584 / month
Current employer:	skb properties	Debt-to-income ratio:	20.88%
Length of employment:	4 years 3 months	Location:	SPANISH FORK, UT

Home town:	orem
Current & past employers:	skb properties, holiday oil corp.
Education:

This borrower member posted the following loan description, which has not been verified:

pay off some high interst debt.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,226.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385021	$1,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385021. Member loan 385021 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	dominos pizza	Debt-to-income ratio:	3.00%
Length of employment:	1 year	Location:	san diego, CA

Home town:	San deigo
Current & past employers:	dominos pizza, Trepco west
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan because I just put down money for a deposit and firs month rent on my new home. now I have to change my brakes and calipers, change a door at my aunts house (where i used to live), and pay a few moving expenses and im fresh out of cash, until my next paycheck. please help! will pay off more than half within first month. !

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385058	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385058. Member loan 385058 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Catholic Charities of Maine	Debt-to-income ratio:	16.68%
Length of employment:	1 year 10 months	Location:	Portland, ME

Home town:	Portland
Current & past employers:	Catholic Charities of Maine, Miane Air National Guard
Education:	University of Southern Maine

This borrower member posted the following loan description, which has not been verified:

Looking to pay off credit cards and pay down debts to a quicker debt free lifestyle.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,776.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385081	$15,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385081. Member loan 385081 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,792 / month
Current employer:	Kroger Co.	Debt-to-income ratio:	11.76%
Length of employment:	6 years 3 months	Location:	blacklick, OH

Home town:	somers point
Current & past employers:	Kroger Co.
Education:	Franklin University

This borrower member posted the following loan description, which has not been verified:

I have been trying to get a personal loan for the longest time to try and consolidate my debt. I have not been able to do so. I would like to get rid of my high interest credit cards and make them into one payment. I have about 16500 in debt.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,244.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385099	$8,700	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385099. Member loan 385099 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,853 / month
Current employer:	USAF	Debt-to-income ratio:	20.43%
Length of employment:	22 years 9 months	Location:	CHEYENNE, WY

Home town:	Hardin
Current & past employers:	USAF
Education:	Community College of the Air Force (CCAF), American Military University

This borrower member posted the following loan description, which has not been verified:

Loan will be used to pay off a credit line from GE Money. I purchased windows for my home and thought I was getting a 12 month no interest loan and then pay off the balance with monthly payments with interest. Basically, first year no interest. It turns out that I needed to pay off the entire $12,610 balance within 12 months or I would have over $3000+ in interest added to the balance. The interest accrued over the first year of no interest. I would then have to make monthly payments on almost $16,0000. I tried to get the terms adjusted but the company and GE Money placed the responsibility on the other with neither one helping me. I filed a complaint with the Better Business Bureau concerning their sales tactics but the company did nothing to assist with the loan terms. It turns out they had several complaints regarding their sales. If someone wants the name of this construction company in Denver, Colorado I will be more than happy to pass on the expierence I had with them, to include photos of the windows they installed.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,450.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385119	$11,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385119. Member loan 385119 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Urban Health Plan	Debt-to-income ratio:	16.40%
Length of employment:	3 years 9 months	Location:	New York, NY

Home town:
Current & past employers:	Urban Health Plan, Financial times
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I just want to thank you, for taking the time to review my loan. I have never been late with a payment, as you can see from my credit report. This loan would be use, to consolidate 2 credit cards that I have into one payment. Again, thank you for taking the time in reviewing my loan.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,993.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385168	$10,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385168. Member loan 385168 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,666 / month
Current employer:	wells fargo	Debt-to-income ratio:	17.44%
Length of employment:	3 years	Location:	SAINT GEORGE, UT

Home town:	Merced
Current & past employers:	wells fargo, el gallo
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy vending machines. I have been working them for 9 months and they produce 500-800 dollars per month. I have been making payments on a private note of 700 per month. My private loan is offering to forgive some principal if I can get a lump sum soon.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	27
Revolving Credit Balance:	$113,482.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385183	$4,750	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385183. Member loan 385183 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Burger king	Debt-to-income ratio:	11.68%
Length of employment:	2 years 4 months	Location:	WYOMING, MI

Home town:	Lansing
Current & past employers:	Burger king, Crowe Chizek
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

Amount $4,750 Interest rate 17.58% APR 20.07% Term 36 months Monthly payment $170.73

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 385199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385199	$2,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385199. Member loan 385199 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Mobius works	Debt-to-income ratio:	2.38%
Length of employment:	1 year	Location:	Agawam, MA

Home town:	Southwick
Current & past employers:	Mobius works, Camfour
Education:

This borrower member posted the following loan description, which has not been verified:

We need to get a new roof for our home.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,630.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385229	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385229. Member loan 385229 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Wattles Office Supply	Debt-to-income ratio:	7.85%
Length of employment:	1 year	Location:	PALATKA, FL

Home town:	Gainesville
Current & past employers:	Wattles Office Supply, GameStop
Education:	DeVry University-Florida

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate my credit cards into one low monthly payment.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,197.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385248	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385248. Member loan 385248 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	International Foodservice Specialists, Inc.	Debt-to-income ratio:	18.36%
Length of employment:	2 years 10 months	Location:	Chula Vista, CA

Home town:	Long Branch
Current & past employers:	International Foodservice Specialists, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for working capital to take advantage of inventory and/or cash discounts available from various vendors.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,903.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385250	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385250. Member loan 385250 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	XVC, Inc.	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	Concord, OH

Home town:	Cleveland
Current & past employers:	XVC, Inc.
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I'm a creative communications consultant and photographer based out of Cleveland, OH. I also happen to one of many small business owners who had to leverage personal credit to keep a new business afloat. Now, 5 years later, business is pretty good even though the economy as a whole has slowed down. While I've been able to stay current, much of my debt is of the high-interest credit card variety. I'm hoping the LC community can help me consolidate a few credit cards and reduce the interest rate I'm paying. Thank you for your consideration...

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	36
Revolving Credit Balance:	$91,505.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385261	$12,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385261. Member loan 385261 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	0.30%
Length of employment:	1 year	Location:	NORTH PROVIDENCE, RI

Home town:	North Providence
Current & past employers:	State Street Corp., Walgreen
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

i need Personal line of credit for personal expenditures home improvement and vacation.I do not have enough equity to get home equity loan and i do not want to refinance my home because of closing cost. I have excellent credit history and secure job.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$536.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385273	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385273. Member loan 385273 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	interchurch center	Debt-to-income ratio:	3.79%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	New York
Current & past employers:	interchurch center, castrigno
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

im looking for loan to startup business

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1974	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,822.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 385275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385275	$20,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385275. Member loan 385275 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cityone	Debt-to-income ratio:	12.12%
Length of employment:	5 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Cityone, Cityone
Education:	Associate in arts

This borrower member posted the following loan description, which has not been verified:

I am requesting this money to start my BA bachelors.Convinced that education is the ticket to success, I am starting my Bachelors to continue with my professional and personal growth.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	22	Months Since Last Delinquency:	7
Revolving Credit Balance:	$14,121.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385287	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385287. Member loan 385287 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	max-m-co	Debt-to-income ratio:	9.03%
Length of employment:	9 years 1 month	Location:	Austin, TX

Home town:	anenii noi
Current & past employers:	max-m-co
Education:	college of chisinau

This borrower member posted the following loan description, which has not been verified:

I need a wedding money!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,894.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385291	$6,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385291. Member loan 385291 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Inland Imaging, LLC	Debt-to-income ratio:	6.59%
Length of employment:	4 months	Location:	Seattle, WA

Home town:	Beaumont
Current & past employers:	Inland Imaging, LLC, Siemens Healthcare
Education:	Strayer Universith at North Carolina, Weber State University

This borrower member posted the following loan description, which has not been verified:

I've recently relocated back to the US after many years in Singapore. I have some debts owing to Standard Chartered bank in Singapore at a high interest rate that I would like to pay off.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$713.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385327	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385327. Member loan 385327 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	NORTH PROVIDENCE, RI

Home town:	Providence
Current & past employers:	State Street Corp., State Street Corp.
Education:	Rhode Island College

This borrower member posted the following loan description, which has not been verified:

MAJOR RENOVATION FOR MY HOME

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385349	$15,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385349. Member loan 385349 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Consulting Firm	Debt-to-income ratio:	0.80%
Length of employment:	1 year	Location:	pittsburgh, PA

Home town:	mumbai
Current & past employers:	Consulting Firm
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

So I am from India. I went to a top school for my Masters degree (Carnegie Mellon). Ofcourse, CMU wasn't cheap and to fund my education I took an education loan from India totaling about $70,000. I graduated about 12 months back and secured a top job at a substantial salary. Other than my education loan, I have zero debt (currently utilizing a zero percent balance transfer offer on one credit card -- close to zero debt on my three other cards). My first year income was about $95,000. Due to my low debt obligations, I went all out to repay my education loan, paying in as much as $55,000 dollars in one year (I have bank statements to show the money returned). However, as most of my payments were in the beginning of last year (when the dollar was much weaker), the conversion rate was against me and I didnt return as many rupees as I borrowed. I have about $15,000 left on my loan and am far ahead of my required payments. However, there are two big reasons I want to close out my loan immediately: 1) Education loans in India are very expensive and I am currently paying about 15% in interest. 2) Due to recent run up of the dollar, the exchange rate with the rupee is at its highest (nearly 25% higher when compared to one year ago). Not sure how long this might last. To capitalize on this, I am looking to borrow money to close out my loan in India immediately and handle everything here in America. This reduces my forex exposure and offers lower interest rates. Hence, I am motivated to move this debt to America and pay in the currency I earn in. I am sincere, hard working, have a great job, and excited about future possibilities post clearing this loan in India! Thanks for reading my note!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,118.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385375	$1,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385375. Member loan 385375 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Liberty Plaza	Debt-to-income ratio:	4.54%
Length of employment:	2 years 7 months	Location:	Oakley, CA

Home town:
Current & past employers:	Liberty Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will simply go towards paying for summer school. Unfortunately I don't have much cash at hand at the moment and don't want to carry a balance on a credit card. I am attending summer school so that I may get the last few credits I need towards getting my degree. Thanks for your help!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,317.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 157 dated March 18, 2009